                                  EXHIBIT 32.1

                  CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Plumas Bancorp for the quarter ended September 30, 2003, I, Andrew J. Ryback, Senior Vice President and Controller of Plumas Bancorp, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

         (1) such Quarterly Report on Form 10-Q of Plumas Bancorp for the quarter ended September 30, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such Quarterly Report on Form 10-Q of Plumas Bancorp for the quarter ended September 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of Plumas Bancorp.

Dated November 10, 2003                     /s/ Andrew J. Ryback
                                            --------------------
                                            Andrew J. Ryback
                                            Senior Vice President and Controller